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                                                       EXHIBIT 10(xx)

                    CONFIDENTIAL SETTLEMENT AND RELEASE AGREEMENT

     THIS SETTLEMENT AGREEMENT (hereinafter "Settlement") is made this 5th day of February, 1998 by and between COMPUTERIZED THERMAL IMAGING, INC. (hereinafter "CTI"), and REG -S- INTERCONTINENTAL, LTD., BANCO COOPERATIVO COSTARICENSE, MARDI INTERNATIONAL CORPORATION and PEGASUS FINANCIAL SERVICES CORP. (hereinafter "Investors"), MANNY LOPEZ, (collectively "Defendants").

     WHEREAS, CTI instituted suit in the United States District Court, Southern District of Florida, Miami Division, in Case Number: 97-3960 CIV-NESBITT (hereinafter "the lawsuit").

     WHEREAS, the parties to this Agreement wish to settle and compromise all claims of the parties hereto regarding the lawsuit and the purchase of stock of CTI made by the Investors thereto, without admitting liability or wrongdoing on the part of any party hereto.

     THEREFORE, in consideration of the mutual promises herein provided, the parties to this Agreement hereby agree as follows:

     1. Goldstein, Goldstein & Reis shall hold in escrow all of the CTI stock debentures, warrants, and other securities, along with any documents evidencing rights related thereto (collectively, the "Securities" acquired by the Investors) which Investors have in their possession. [INTENTIONALLY REDACTED. INFORMATION IS THE SUBJECT OF A PENDING CONFIDENTIAL TREATMENT REQUEST.]

     2. The first installment shall be made no later than February 26, 1998. The second installment shall be paid thirty (30) days thereafter and the last installment shall then be paid 30 days after the second installment.

     3. Upon complete payment, Goldstein, Goldstein & Reis shall deliver to CTI c/o Thomas R. Spencer, Jr. all Securities for formal cancellation. Upon release of the documents to CTI, the Investors shall be deemed to have authorized and consented to the cancellation of the Securities by CTI.

     4. The parties to this Agreement hereby agree not to disclose to any media representative, including but not limited to any newspaper, or electronic media whatsoever, any of the terms or conditions of any paragraphs of this Agreement, or any part or portion thereof.


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     5.   It is further agreed that, in addition to maintaining the
confidentiality of the Agreement the parties agree not to disclose or characterize any of the negotiations between the parties culminating in this settlement agreement, including any offers, demands, counter-offers or counter-demands.

     6. In addition, the parties shall not disclose or characterize to any third person the terms of the settlement embodied in this Agreement, or the negotiations which culminated in this settlement, or any part or portion thereof unless compelled to do so under legal process or required to do so under applicable rules and regulations. Except as required by law, under the terms of this Agreement, only the fact that the parties have settled this matter may be disclosed.

     7. It is hereby understood and agreed that this Agreement upon full performance by the parties is intended to and will constitute a full and final release by CTI of all its respective claims against MANNY LOPEZ, REG -S-INTERCONTINENTAL, LTD., BANCO COOPERATIVO COSTARICENSE, MARDI INTERNATIONAL CORPORATION and PEGASUS FINANCIAL SERVICES CORP. Pursuant to this Release Agreement, the Defendants shall be discharged from any and all liability to CTI whatsoever, including, without limitation, liability for contribution to and/or indemnification of any other person.

     8. It is hereby understood and agreed that this Agreement upon full performance by the parties is intended to and will constitute a full and final release by MANNY LOPEZ, REG -S- INTERCONTINENTAL, LTD., BANCO COOPERATIVO COSTARICENSE, MARDI INTERNATIONAL CORPORATION and PEGASUS FINANCIAL SERVICES CORP. of all their respective claims against CTI. Pursuant to this Release Agreement CTI shall in the future be discharged from any and all liability to the Investors whatsoever, including, without limitation, liability for contribution to and/or indemnification of any other person.

     9. The parties declare they have read the foregoing Agreement, discussed it with their lawyers, and fully understand its terms and that the terms stated herein are the sole consideration for this Agreement, and that they voluntarily accept these terms for the purpose of making a full and final compromise, adjustment, settlement and release of all claims described herein, all without admission of liability or wrongdoing on the part of any party hereof. This Declaration is made pursuant to 28 U.S.C. Section 1746. Each party hereto declares under penalty of perjury that the foregoing is true and correct.


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     10.  In the event of a breach by any of the parties hereto, the non-defaulting party may seek enforcement of this Agreement in any Court of competent jurisdiction including, but not limited to, the United States District Court, Southern District of Florida.

     11. Notice Requirements: All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be hand delivered by messenger or courier service, or mailed by registered or certified mail (postage prepaid), return receipt requested, or sent by Federal Express or similar overnight service from which a receipt may be obtained, addressed to:

          CTI c/o
          Thomas R. Spencer, Jr.   Spencer & Klein, P.A.
                                        801 Brickell Avenue
                                        Suite 1901
                                        Miami, Florida 33131

          Defendants c/o
          Brian H. Reis                 Goldstein, Goldstein
                                        & Reis L.L.P.
                                        65 Broadway
                                        Tenth Floor
                                        New York, N.Y.  10006

     Delivery: Each notice shall be deemed delivered on the date delivered.


                               SIGNATURES ON NEXT PAGE


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     IN WITNESS WHEREOF, they have hereunto set their hands and seals and executed this Declaration and Agreement this 12th day of February, 1998.


COMPUTERIZED THERMAL IMAGING,
INC.  ("CTI")


by:  /s/ David B. Johnston                          /s/
     -------------------------     -----------------------------------------
                                   MANNY LOPEZ
     its  CEO
        ----------------------
                                   REG -S- INTERCONTINENTAL, LTD.


                                   by:            /s/
                                      --------------------------------------

                                        its
                                           ---------------------------------

                                   BANCO COOPERATIVO COSTARICENSE


                                   by:            /s/
                                      --------------------------------------

                                        its
                                           ---------------------------------

                                   MARDI INTERNATIONAL CORPORATION


                                   by:            /s/
                                      --------------------------------------

                                        its
                                           ---------------------------------


                                   PEGASUS FINANCIAL SERVICES CORP.


                                   by:            /s/
                                      --------------------------------------

                                        its
                                           ---------------------------------


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